PMA Capital Corporation
Statistical Supplement
Fourth Quarter - 2006

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Fourth Quarter	1
Selected Financial Data - Full Year	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Fourth Quarter	5
Consolidated Statements of Operations - Full Year	6
Consolidated Balance Sheets	7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations	8

Segment Information:
Statements of Operations - Consolidating - Full Year	9	-	10
Statements of Operations - Consolidating - Fourth Quarter	11	-	12
Statements of Operations - PMA Insurance Group	13
Insurance Ratios - PMA Insurance Group	14
Statements of Operations - Run-off Operations	15
Statements of Operations - Corporate & Other	16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	17
Operating Cash Flows - PMA Insurance Group	18
Operating Cash Flows - Run-off Operations	19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	20

Other Information:
Industry Ratings and Market Information	21

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2005	2006	2006	2006	2006	Quarter

Gross Premiums Written by Segment:
PMA Insurance Group	$82,490	$133,737	$99,328	$133,903	$89,484	8.5%
Run-off Operations	4,959	398	960	526	102	-97.9%
Corporate & Other	(209)	(168)	(213)	(158)	(157)	24.9%
Gross premiums written	$87,240	$133,967	$100,075	$134,271	$89,429	2.5%

Net Premiums Written by Segment:
PMA Insurance Group	$71,339	$113,390	$85,639	$107,795	$66,873	-6.3%
Run-off Operations	3,028	606	527	701	309	-89.8%
Corporate & Other	(209)	(168)	(213)	(158)	(157)	24.9%
Net premiums written	$74,158	$113,828	$85,953	$108,338	$67,025	-9.6%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$3,867	$8,141	$6,671	$8,351	$5,721	47.9%
Run-off Operations	1,838	161	428	174	485	-73.6%
Corporate & Other	(6,722)	(6,139)	(6,128)	(5,016)	(5,282)	21.4%
Pre-tax operating income (loss)	(1,017)	2,163	971	3,509	924	NM
Net realized investment gains (losses)	(1,084)	1,818	(1,978)	(799)	(26)	97.6%
Pre-tax income (loss)	(2,101)	3,981	(1,007)	2,710	898	NM
Income tax expense (benefit)	(875)	1,500	(245)	1,209	67	NM
Net income (loss)	$(1,226)	$2,481	$(762)	$1,501	$831	NM
After-tax operating income (loss)	$(521)	$1,299	$524	$2,020	$848	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$(0.04)	$0.08	$(0.02)	$0.05	$0.03	NM
Less the impact of:
Realized gains (losses) after tax	(0.02)	0.04	(0.04)	(0.01)	-	NM
After-tax operating income (loss)	$(0.02)	$0.04	$0.02	$0.06	$0.03	NM

Capitalization:
Debt	$196,181	$189,181	$148,303	$131,561	$131,211	-33.1%
Shareholders' equity excluding FAS 115 unrealized loss	409,019	413,516	417,064	418,372	425,132	3.9%
Total capitalization excluding FAS 115 unrealized loss	605,200	602,697	565,367	549,933	556,343	-8.1%
FAS 115 unrealized loss	(2,796)	(13,941)	(18,733)	(6,169)	(6,039)	NM
Total capitalization including FAS 115 unrealized loss	$602,404	$588,756	$546,634	$543,764	$550,304	-8.6%

Book Value Per Share:
Excluding FAS 115 unrealized loss	$12.79	$12.83	$12.79	$12.82	$13.02	1.8%
Including FAS 115 unrealized loss	$12.70	$12.39	$12.21	$12.63	$12.83	1.0%

Debt to Total Capital:
Excluding FAS 115 unrealized loss	32.4%	31.4%	26.2%	23.9%	23.6%	-27.2%
Including FAS 115 unrealized loss	32.6%	32.1%	27.1%	24.2%	23.8%	-27.0%

Interest Coverage:
Income before interest and income taxes
to interest expense	0.47	2.03	0.73	1.89	1.32	NM

Operating income before interest and income taxes
to interest expense	0.75	1.56	1.26	2.15	1.33	77.3%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2006	2005	Months

Gross Premiums Written by Segment:
PMA Insurance Group	$456,452	$421,605	8.3%
Run-off Operations	1,986	12,941	-84.7%
Corporate & Other	(696)	(818)	14.9%
Gross premiums written	$457,742	$433,728	5.5%

Net Premiums Written by Segment:
PMA Insurance Group	$373,697	$375,793	-0.6%
Run-off Operations	2,143	10,250	-79.1%
Corporate & Other	(696)	(818)	14.9%
Net premiums written	$375,144	$385,225	-2.6%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$28,884	$22,020	31.2%
Run-off Operations	1,248	(26,933)	NM
Corporate & Other	(22,565)	(24,219)	6.8%
Pre-tax operating income (loss)	7,567	(29,132)	NM
Net realized investment gains (losses)	(985)	2,117	NM
Pre-tax income (loss)	6,582	(27,015)	NM
Income tax expense (benefit)	2,531	(5,995)	NM
Net income (loss)	$4,051	$(21,020)	NM
After-tax operating income (loss)	$4,691	$(22,396)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.12	$(0.66)	NM
Less the impact of:
Realized gains (losses) after tax	(0.02)	0.05	NM
After-tax operating income (loss)	$0.14	$(0.71)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006	2006	2005

Diluted Earnings (Loss) Per Share:

Net income (loss)	$(0.04)	$0.08	$(0.02)	$0.05	$0.03	$0.12	$(0.66)

Pre-tax operating income (loss)	$(0.03)	$0.07	$0.03	$0.11	$0.03	$0.23	$(0.92)

After-tax operating income (loss)	$(0.02)	$0.04	$0.02	$0.06	$0.03	$0.14	$(0.71)

Diluted weighted average common
shares outstanding	31,833,384	32,405,934	32,132,618	32,922,643	32,916,423	32,731,360	31,682,648

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,983,283	32,239,288	32,613,234	32,646,689	32,659,194	32,659,194	31,983,283

Class A Common Stock prices:
High	$9.73	$10.43	$10.49	$10.75	$10.15	$10.75	$10.65
Low	$7.99	$8.68	$9.24	$8.60	$8.60	$8.60	$5.91
Close	$9.13	$10.18	$10.30	$8.82	$9.22	$9.22	$9.13

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PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	4th	1st	2nd	3rd	4th	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	4th
	2005	2006	2006	2006	2006	Quarter

Gross Premiums Written	$87,240	$133,967	$100,075	$134,271	$89,429	2.5%

Net Premiums Written	$74,158	$113,828	$85,953	$108,338	$67,025	-9.6%

Revenues:
Net premiums earned	$99,364	$91,659	$94,922	$95,284	$88,316	-11.1%
Net investment income	11,761	11,400	11,058	10,747	10,333	-12.1%
Net realized investment gains (losses)	(1,084)	1,818	(1,978)	(799)	(26)	97.6%
Other revenues	6,946	7,104	7,286	6,624	7,107	2.3%
Total revenues	116,987	111,981	111,288	111,856	105,730	-9.6%

Expenses:
Losses and loss adjustment expenses	69,713	65,393	66,379	66,754	60,695	-12.9%
Acquisition expenses	19,536	17,325	19,552	19,811	17,825	-8.8%
Operating expenses	23,499	19,987	21,580	18,953	22,966	-2.3%
Dividends to policyholders	2,343	1,422	1,011	589	510	-78.2%
Interest expense	3,997	3,873	3,773	3,039	2,836	-29.0%
Total losses and expenses	119,088	108,000	112,295	109,146	104,832	-12.0%

Pre-tax income (loss)	(2,101)	3,981	(1,007)	2,710	898	NM

Income tax expense (benefit):
Current	-	-	-	-	-	NM
Deferred	(875)	1,500	(245)	1,209	67	NM

Total income tax expense (benefit)	(875)	1,500	(245)	1,209	67	NM

Net income (loss)	$(1,226)	$2,481	$(762)	$1,501	$831	NM

Pre-tax operating income (loss)	$(1,017)	$2,163	$971	$3,509	$924	NM

After-tax operating income (loss)	$(521)	$1,299	$524	$2,020	$848	NM

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Twelve	Twelve	% Change
	Months	Months	Twelve
	2006	2005	Months

Gross Premiums Written	$457,742	$433,728	5.5%

Net Premiums Written	$375,144	$385,225	-2.6%

Revenues:
Net premiums earned	$370,181	$368,030	0.6%
Net investment income	43,538	48,663	-10.5%
Net realized investment gains (losses)	(985)	2,117	NM
Other revenues	28,121	24,286	15.8%
Total revenues	440,855	443,096	-0.5%

Expenses:
Losses and loss adjustment expenses	259,221	295,074	-12.2%
Acquisition expenses	74,513	75,881	-1.8%
Operating expenses	83,486	77,871	7.2%
Dividends to policyholders	3,532	5,174	-31.7%
Interest expense	13,521	16,111	-16.1%
Total losses and expenses	434,273	470,111	-7.6%

Pre-tax income (loss)	6,582	(27,015)	NM

Income tax expense (benefit):
Current	-	-	NM
Deferred	2,531	(5,995)	NM

Total income tax expense (benefit)	2,531	(5,995)	NM

Net income (loss)	$4,051	$(21,020)	NM

Pre-tax operating income (loss)	$7,567	$(29,132)	NM

After-tax operating income (loss)	$4,691	$(22,396)	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2006	2006	2006	2006

Assets:
Investments in fixed maturities available for sale	$1,049,254	$994,972	$913,376	$904,074	$871,951
Short-term investments	57,997	63,641	70,994	59,227	86,448
Short-term investments, loaned securities collateral	-	9,991	4,771	-	-
Total investments	1,107,251	1,068,604	989,141	963,301	958,399

Cash	30,239	13,667	26,004	30,387	14,105
Accrued investment income	11,528	11,395	9,312	10,993	9,351
Premiums receivable	197,582	209,354	205,825	218,126	207,771
Reinsurance receivables	1,094,674	1,086,830	1,071,332	1,069,153	1,039,979
Deferred income taxes, net	103,656	107,908	110,452	102,986	100,019
Deferred acquisition costs	34,236	39,308	37,336	40,384	36,239
Funds held by reinsureds	146,374	148,512	151,873	133,222	130,214
Other assets	162,505	179,061	171,713	184,904	170,330
Total assets	$2,888,045	$2,864,639	$2,772,988	$2,753,456	$2,666,407

Liabilities:
Unpaid losses and loss adjustment expenses	$1,820,043	$1,776,822	$1,727,369	$1,690,483	$1,634,865
Unearned premiums	173,432	199,129	189,140	217,506	202,973
Debt	196,181	189,181	148,303	131,561	131,211
Accounts payable, accrued expenses
and other liabilities	209,654	205,114	220,350	219,146	210,740
Funds held under reinsurance treaties	78,058	79,815	79,966	77,813	63,075
Dividends to policyholders	4,452	4,998	4,725	4,744	4,450
Payable under securities loan agreements	2	10,005	4,804	-	-
Total liabilities	2,481,822	2,465,064	2,374,657	2,341,253	2,247,314

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	110,042	110,552	111,116	109,922
Retained earnings	187,538	185,393	180,626	181,719	184,216
Accumulated other comprehensive loss	(22,684)	(33,358)	(37,630)	(26,010)	(20,624)
Treasury stock, at cost	(38,779)	(33,592)	(26,307)	(25,712)	(25,511)
Unearned restricted stock compensation	(273)	-	-	-	-
Total shareholders' equity	406,223	399,575	398,331	412,203	419,093
Total liabilities and shareholders' equity	$2,888,045	$2,864,639	$2,772,988	$2,753,456	$2,666,407

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006	2006	2005

Total Investments & Cash
As reported	$1,137,490	$1,082,271	$1,015,145	$993,688	$972,504	$972,504	$1,137,490
Less:
Securities lending activity	2	10,005	4,804	-	-	-	2
Unrealized loss	(4,302)	(21,448)	(28,820)	(9,490)	(9,291)	(9,291)	(4,302)
Total adjusted investments & cash	$1,141,790	$1,093,714	$1,039,161	$1,003,178	$981,795	$981,795	$1,141,790

Net Investment Income
As reported	$11,761	$11,400	$11,058	$10,747	$10,333	$43,538	$48,663
Funds held:
Assumed	545	335	537	185	160	1,217	1,396
Ceded	(1,897)	(1,519)	(1,643)	(1,482)	(1,374)	(6,018)	(7,899)
Total funds held	(1,352)	(1,184)	(1,106)	(1,297)	(1,214)	(4,801)	(6,503)

Total adjusted investment income	$13,113	$12,584	$12,164	$12,044	$11,547	$48,339	$55,166

Yield
As reported	3.77%	4.11%	4.22%	4.28%	4.20%	4.19%	3.53%
Investment portfolio	4.31%	4.50%	4.56%	4.72%	4.65%	4.60%	4.19%

Duration (in years)	3.7	3.7	3.5	3.4	3.3	3.3	3.7

PMA Capital Corporation
Debt
(Dollars in Thousands)

	Amount
	Outstanding	Maturity
6.50% convertible debt	$19,326	2022[1]
Derivative component of 6.50% convertible debt	3,115
4.25% convertible debt	455	2022[2]
8.50% senior notes	54,900	2018
Junior subordinated debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(401)
Total long-term debt	$131,211

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $18.4 million principal amount and $15.891 per share for $941,000 principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017. Holders required us to repurchase $200,000 of this debt on September 30, 2006. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.49% as of December 31, 2006.
[4]	Interest rate on surplus notes is 9.87% as of December 31, 2006.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollars in Thousands)

	4th Quarter 2006

Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(4,683)	$-	$(4,683)

Liabilities	Assumed	Ceded	Total
Unpaid loss and loss adjustment expenses	$(5,442)	$-	$(5,442)
Other liabilities	(3,185)	-	(3,185)

	Twelve Months 2006

Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(24,931)	$-	$(24,931)

Liabilities	Assumed	Ceded	Total
Unpaid losses and loss adjustment expenses	$(28,455)	$-	$(28,455)
Other liabilities	(3,185)	-	(3,185)

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$456,452	$(696)	$1,986	$457,742

Net Premiums Written	$373,697	$(696)	$2,143	$375,144

Revenues:
Net premiums earned	$368,099	$(696)	$2,778	$370,181
Net investment income	35,500	(658)	8,696	43,538
Other revenues	27,877	244	-	28,121
Operating revenues	431,476	(1,110)	11,474	441,840

Losses and Expenses:
Losses and loss adjustment expenses	262,297	-	(3,076)	259,221
Acquisition expenses	73,726	-	787	74,513
Operating expenses	62,059	8,912	12,515	83,486
Dividends to policyholders	3,532	-	-	3,532
Total losses and expenses	401,614	8,912	10,226	420,752

Operating income (loss) before income taxes
and interest expense	29,862	(10,022)	1,248	21,088

Interest expense	978	12,543	-	13,521

Pre-tax operating income (loss)	$28,884	$(22,565)	$1,248	7,567

Net realized investment losses				(985)

Pre-tax income				$6,582

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Year Ended December 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$421,605	$(818)	$12,941	$433,728

Net Premiums Written	$375,793	$(818)	$10,250	$385,225

Revenues:
Net premiums earned	$358,642	$(818)	$10,206	$368,030
Net investment income	31,745	580	16,338	48,663
Other revenues	23,880	406	-	24,286
Operating revenues	414,267	168	26,544	440,979

Losses and Expenses:
Losses and loss adjustment expenses	260,276	-	34,798	295,074
Acquisition expenses	71,298	-	4,583	75,881
Operating expenses	55,273	8,502	14,096	77,871
Dividends to policyholders	5,174	-	-	5,174
Total losses and expenses	392,021	8,502	53,477	454,000

Operating income (loss) before income taxes
and interest expense	22,246	(8,334)	(26,933)	(13,021)

Interest expense	226	15,885	-	16,111

Pre-tax operating income (loss)	$22,020	$(24,219)	$(26,933)	(29,132)

Net realized investment gains				2,117

Pre-tax loss				$(27,015)

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$89,484	$(157)	$102	$89,429

Net Premiums Written	$66,873	$(157)	$309	$67,025

Revenues:
Net premiums earned	$87,379	$(157)	$1,094	$88,316
Net investment income	9,190	(249)	1,392	10,333
Other revenues	7,065	42	-	7,107
Operating revenues	103,634	(364)	2,486	105,756

Losses and Expenses:
Losses and loss adjustment expenses	61,841	-	(1,146)	60,695
Acquisition expenses	17,486	-	339	17,825
Operating expenses	17,821	2,337	2,808	22,966
Dividends to policyholders	510	-	-	510
Total losses and expenses	97,658	2,337	2,001	101,996

Operating income (loss) before income taxes
and interest expense	5,976	(2,701)	485	3,760

Interest expense	255	2,581	-	2,836

Pre-tax operating income (loss)	$5,721	$(5,282)	$485	924

Net realized investment losses				(26)

Pre-tax income				$898

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended December 31, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$82,490	$(209)	$4,959	$87,240

Net Premiums Written	$71,339	$(209)	$3,028	$74,158

Revenues:
Net premiums earned	$96,187	$(209)	$3,386	$99,364
Net investment income	8,328	(219)	3,652	11,761
Other revenues	6,837	109	-	6,946
Operating revenues	111,352	(319)	7,038	118,071

Losses and Expenses:
Losses and loss adjustment expenses	68,732	-	981	69,713
Acquisition expenses	18,998	-	538	19,536
Operating expenses	17,191	2,627	3,681	23,499
Dividends to policyholders	2,343	-	-	2,343
Total losses and expenses	107,264	2,627	5,200	115,091

Operating income (loss) before income taxes
and interest expense	4,088	(2,946)	1,838	2,980

Interest expense	221	3,776	-	3,997

Pre-tax operating income (loss)	$3,867	$(6,722)	$1,838	(1,017)

Net realized investment losses				(1,084)

Pre-tax loss				$(2,101)

[1] Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2005	2006	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$82,490	$133,737	$99,328	$133,903	$89,484	$456,452	$421,605	8.5%	8.3%

Net Premiums Written	$71,339	$113,390	$85,639	$107,795	$66,873	$373,697	$375,793	-6.3%	-0.6%

Revenues:
Net premiums earned	$96,187	$91,221	$94,803	$94,696	$87,379	$368,099	$358,642	-9.2%	2.6%
Net investment income	8,328	8,559	8,753	8,998	9,190	35,500	31,745	10.4%	11.8%
Other revenues	6,837	7,074	7,165	6,573	7,065	27,877	23,880	3.3%	16.7%
Total revenues	111,352	106,854	110,721	110,267	103,634	431,476	414,267	-6.9%	4.2%

Losses and Expenses:
Losses and loss adjustment expenses	68,732	64,519	67,682	68,255	61,841	262,297	260,276	-10.0%	0.8%
Acquisition expenses	18,998	18,219	18,923	19,098	17,486	73,726	71,298	-8.0%	3.4%
Operating expenses	17,191	14,325	16,193	13,720	17,821	62,059	55,273	3.7%	12.3%
Dividends to policyholders	2,343	1,422	1,011	589	510	3,532	5,174	-78.2%	-31.7%
Total losses and expenses	107,264	98,485	103,809	101,662	97,658	401,614	392,021	-9.0%	2.4%

Operating income before income taxes
and interest expense	4,088	8,369	6,912	8,605	5,976	29,862	22,246	46.2%	34.2%

Interest expense	221	228	241	254	255	978	226	15.4%	NM

Pre-tax operating income	$3,867	$8,141	$6,671	$8,351	$5,721	$28,884	$22,020	47.9%	31.2%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	4th	1st	2nd	3rd	4th	Twelve	Twelve	Point Chg.	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th Quarter	Twelve Months
	2005	2006	2006	2006	2006	2006	2005	Better (Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	71.5%	70.7%	71.4%	72.1%	70.8%	71.3%	72.6%	0.7	1.3

Expense ratio:
Acquisition expenses	19.8%	20.0%	20.0%	20.2%	20.0%	20.0%	19.9%	(0.2)	(0.1)
Operating expenses [1]	12.5%	9.8%	10.4%	8.5%	10.7%	9.8%	10.4%	1.8	0.6
Total expense ratio	32.3%	29.8%	30.4%	28.7%	30.7%	29.8%	30.3%	1.6	0.5

Policyholders' dividend ratio	2.4%	1.6%	1.1%	0.6%	0.6%	1.0%	1.4%	1.8	0.4
Combined ratio	106.2%	102.1%	102.9%	101.4%	102.1%	102.1%	104.3%	4.1	2.2

Net investment income ratio	-8.7%	-9.4%	-9.2%	-9.5%	-10.5%	-9.6%	-8.9%	1.8	0.7
Operating ratio	97.5%	92.7%	93.7%	91.9%	91.6%	92.5%	95.4%	5.9	2.9

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $12.1 million, $8.9 million, $10.0 million, $8.1 million and $9.4 million for the fourth quarter of 2005 and the first, second, third and fourth quarters of 2006, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2005	2006	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$4,959	$398	$960	$526	$102	$1,986	$12,941	-97.9%	-84.7%

Net Premiums Written	$3,028	$606	$527	$701	$309	$2,143	$10,250	-89.8%	-79.1%

Revenues:
Net premiums earned	$3,386	$606	$332	$746	$1,094	$2,778	$10,206	-67.7%	-72.8%
Net investment income	3,652	3,201	2,408	1,695	1,392	8,696	16,338	-61.9%	-46.8%
Total revenues	7,038	3,807	2,740	2,441	2,486	11,474	26,544	-64.7%	-56.8%

Losses and Expenses:
Losses and loss adjustment expenses	981	874	(1,303)	(1,501)	(1,146)	(3,076)	34,798	NM	NM
Acquisition expenses	538	(894)	629	713	339	787	4,583	-37.0%	-82.8%
Operating expenses	3,681	3,666	2,986	3,055	2,808	12,515	14,096	-23.7%	-11.2%
Total losses and expenses	5,200	3,646	2,312	2,267	2,001	10,226	53,477	-61.5%	-80.9%

Pre-tax operating income (loss)	$1,838	$161	$428	$174	$485	$1,248	$(26,933)	-73.6%	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	4th	Twelve
	2005	2006	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$(209)	$(168)	$(213)	$(158)	$(157)	$(696)	$(818)	24.9%	14.9%

Net Premiums Written	$(209)	$(168)	$(213)	$(158)	$(157)	$(696)	$(818)	24.9%	14.9%

Revenues:
Net premiums earned	$(209)	$(168)	$(213)	$(158)	$(157)	$(696)	$(818)	24.9%	14.9%
Net investment income	(219)	(360)	(103)	54	(249)	(658)	580	-13.7%	NM
Other revenues	109	30	121	51	42	244	406	-61.5%	-39.9%
Total revenues	(319)	(498)	(195)	(53)	(364)	(1,110)	168	-14.1%	NM

Losses and Expenses:
Operating expenses	2,627	1,996	2,401	2,178	2,337	8,912	8,502	-11.0%	4.8%
Total losses and expenses	2,627	1,996	2,401	2,178	2,337	8,912	8,502	-11.0%	4.8%

Operating loss before income taxes
and interest expense	(2,946)	(2,494)	(2,596)	(2,231)	(2,701)	(10,022)	(8,334)	8.3%	-20.3%

Interest expense	3,776	3,645	3,532	2,785	2,581	12,543	15,885	-31.6%	-21.0%

Pre-tax operating loss	$(6,722)	$(6,139)	$(6,128)	$(5,016)	$(5,282)	$(22,565)	$(24,219)	21.4%	6.8%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$98,661	$104,991	$96,652	$108,027	$93,253	$402,923	$394,900
Investment income received	16,393	15,368	14,890	11,795	13,730	55,783	61,805
Total receipts	115,054	120,359	111,542	119,822	106,983	458,706	456,705

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	20,720	3,496	17,337	17,034	22,696	60,563	55,365
Losses and LAE paid - prior years	174,212	92,597	92,004	65,455	90,825	340,881	507,035
Total losses and LAE paid	194,932	96,093	109,341	82,489	113,521	401,444	562,400
Insurance operating expenses paid	27,271	46,203	39,618	26,899	30,327	143,047	144,497
Policyholders' dividends paid	531	246	397	451	812	1,906	4,750
Interest on corporate debt	2,197	4,791	2,965	3,470	2,461	13,687	13,898
Total disbursements	224,931	147,333	152,321	113,309	147,121	560,084	725,545

Net other	(15,349)	(12,368)	7,406	(9,204)	19,380	5,214	(3,481)

Net operating cash flows	$(125,226)	$(39,342)	$(33,373)	$(2,691)	$(20,758)	$(96,164)	$(272,321)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$97,910	$99,740	$94,320	$107,102	$92,720	$393,882	$382,440
Investment income received	10,606	10,479	10,598	8,831	10,564	40,472	39,954
Total receipts	108,516	110,219	104,918	115,933	103,284	434,354	422,394

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	20,720	3,496	17,337	17,034	22,696	60,563	55,347
Losses and LAE paid - prior years	43,853	65,113	57,537	45,463	44,787	212,900	241,648
Total losses and LAE paid	64,573	68,609	74,874	62,497	67,483	273,463	296,995
Insurance operating expenses paid	23,305	42,110	35,129	24,446	26,521	128,206	128,519
Policyholders' dividends paid	531	246	397	451	812	1,906	4,750
Interest on corporate debt	80	224	227	246	255	952	80
Total disbursements	88,489	111,189	110,627	87,640	95,071	404,527	430,344

Net other	(18,742)	(6,376)	1,955	(1,939)	4,615	(1,745)	3,032

Net operating cash flows	$1,285	$(7,346)	$(3,754)	$26,354	$12,828	$28,082	$(4,918)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006	2006	2005

Receipts:
Premiums collected	$751	$5,251	$2,332	$925	$533	$9,041	$12,460
Investment income received	5,787	4,889	4,292	2,964	3,166	15,311	21,851
Total receipts	6,538	10,140	6,624	3,889	3,699	24,352	34,311

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	-	-	-	-	-	-	18
Losses and LAE paid - prior years	130,359	27,484	34,467	19,992	46,038	127,981	265,387
Total losses and LAE paid	130,359	27,484	34,467	19,992	46,038	127,981	265,405
Insurance operating expenses paid	3,966	4,093	4,489	2,453	3,806	14,841	15,978
Total disbursements	134,325	31,577	38,956	22,445	49,844	142,822	281,383

Net other	4,004	1,083	1,775	(5,500)	8,071	5,429	(2,872)

Net operating cash flows	$(123,783)	$(20,354)	$(30,557)	$(24,056)	$(38,074)	$(113,041)	$(249,944)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	4th	1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2006	2006	2006	2006[1]

PMA Pool [2]	$315,056	$316,726	$321,114	$325,242	$321,245[4]
PMA Capital Insurance Company [3]	204,920	203,261	125,989 [5]	123,428	121,566 [4]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	4th	1st	2nd	3rd	4th	Twelve	Twelve
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2006	2006	2006	2006[1]	2006[1]	2005

Net Premiums Written:
Workers' Compensation & Integrated
Disability	$63,086	$100,096	$76,602	$95,437	$58,731	$330,866	$330,202
Other Commercial Lines	4,723	11,048	6,687	6,067	4,637	28,439	39,995
Total - PMA Pool	$67,809	$111,144	$83,289	$101,504	$63,368	$359,305	$370,197

Statutory Ratios:
Loss and LAE ratio	73.0%	71.5%	72.5%	72.1%	71.3%	71.9%	73.1%
Underwriting expense ratio	32.5%	24.6%	31.6%	26.3%	37.5%	29.0%	27.6%
Policyholders' dividend ratio	1.1%	0.9%	0.1%	0.5%	0.6%	0.5%	0.9%
Combined ratio	106.6%	97.0%	104.2%	98.9%	109.4%	101.4%	101.6%
Operating ratio	98.6%	88.4%	96.0%	90.5%	99.8%	92.7%	93.4%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $141.9 million and $1.5 million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	In May 2006, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $73.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	215.665.5070
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 2/21/2007):
	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.